Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST II SERIES 1994-B

KEY PERFORMANCE FACTORS
May 31, 1999



        Expected B Maturity                         9/15/99


        Blended Coupon                               5.09277%



        Excess Protection Level
          3 Month Average   6.51%
            May, 1999   7.65%
            April, 1999   5.14%
            March, 1999   6.76%


        Cash Yield                                  19.45%


        Investor Charge Offs                         4.88%


        Base Rate                                    6.92%


        Over 30 Day Delinquency                      4.89%


        Seller's Interest                            6.97%


        Total Payment Rate                          14.69%


        Total Principal Balance                     $ 41,914,776,221.36


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 2,922,256,702.87